UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 17, 2021

Oscar Health, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40154	46-1315570
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

75 Varick Street, 5th Floor
New York, New York 10013
(Address of Principal Executive Offices) (Zip Code)

(646) 403-3677

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Class A Common Stock, $0.00001 par value per share	OSCR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 17, 2021, Oscar Health, Inc. (the “Company”) and Joel Klein agreed that Mr. Klein would transition from his role as Chief Policy and Strategy Officer of the Company to a role as a Senior Advisor to the Chief Executive Officer. The Company looks forward to continuing to work with Mr. Klein in this new capacity.

The Company and its subsidiary, Oscar Management Corporation, plans to enter into an amended and restated employment agreement with Mr. Klein, effective January 1, 2022 (the “A&R Agreement”), pursuant to which Mr. Klein will receive an annual salary of $100,000. Upon a termination without cause (as defined in the A&R Agreement) and subject to Mr. Klein’s execution and non-revocation of a general release of claims and continued compliance with customary confidentiality, non-competition and non-solicitation covenants, Mr. Klein will be entitled to six months of (i) cash severance and (ii) continued healthcare coverage.

Item 8.01. Other Events.

Ranmali Bopitiya will be joining the Company as its new Chief Legal Officer, effective January 31, 2022, and will be responsible for leading the Company’s legal, regulatory, compliance and risk functions. Ms. Bopitiya brings to this role more than fifteen years of experience providing strategic counsel and thought leadership in the healthcare industry. Prior to joining the Company, Ms. Bopitiya served as Chief Legal Officer of Everside Health for over two years, where she led the legal, compliance and risk management functions. Previously, she held roles as the General Counsel for the Colorado Permanente Medical Group and as lead counsel for the University HealthCare Alliance at Stanford University.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Oscar Health, Inc.

By:	/s/ R. Scott Blackley
Name:	R. Scott Blackley
Title:	Chief Financial Officer

Date: December 23, 2021